                                                                   EXHIBIT 10.25

================================================================================



                                    FORM OF

             AMENDED AND RESTATED INVESTORS SHAREHOLDER AGREEMENT

                                 by and among

                             SEVEN NETWORK LIMITED

                             TRACINDA CORPORATION

                       METRO-GOLDWYN-MAYER STUDIOS INC.

                           METRO-GOLDWYN-MAYER INC.

                                      and

                               FRANK G. MANCUSO

                          Dated as of August 4, 1997


================================================================================

                               TABLE OF CONTENTS

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                                                                                    ----
ARTICLE I      DEFINITIONS.......................................................     1
               Section 1.1.  Definitions.........................................     1

ARTICLE II     REPRESENTATIONS AND WARRANTIES....................................     4
               Section 2.1.  Representations and Warranties of the Company.......     4
               Section 2.2.  Representations and Warranties of Seven.............     4
               Section 2.3.  Representations and Warranties of Tracinda..........     5
               Section 2.4.  Representations and Warranties of MGM Studios.......     5

ARTICLE III    CORPORATE GOVERNANCE; CERTAIN CORPORATE ACTIONS...................     5
               Section 3.1.  Voting of Shares....................................     5
               Section 3.2.  Composition of the Board of Directors of the
                             Company, MGM Studios, Orion and the Committees of
                             the Company.........................................     6
               Section 3.3.  Approval of Certain Matters.........................    11

ARTICLE IV     FIRST REFUSAL.....................................................    11
               Section 4.1.  First Refusal.......................................    11
               Section 4.2.  Legend..............................................    14

ARTICLE V      PREEMPTIVE RIGHTS.................................................    14
               Section 5.1.  Certain Pre-emptive Rights..........................    14

ARTICLE VI     BUSINESS; CERTIFICATE OF INCORPORATION AND BYLAWS.................    15
               Section 6.1.  Entertainment Business..............................    15
               Section 6.2.  Certificate of Incorporation and By-laws............    16
               Section 6.3.  Conversion of Preferred Stock.......................    16

ARTICLE VII    GENERAL PROVISIONS................................................    16
               Section 7.1.  Notices.............................................    16
               Section 7.2.  Assignment; Binding Effect; Benefit; Successors.....    18
               Section 7.3.  Entire Agreement....................................    18
               Section 7.4.  Amendment...........................................    19
               Section 7.5.  Governing Law.......................................    19
               Section 7.6.  Counterparts; Effective Date........................    19
               Section 7.7.  Headings............................................    19
               Section 7.8.  Interpretation......................................    19
               Section 7.9.  Severability........................................    19
               Section 7.10. Enforcement of Agreement............................    20
               Section 7.11. Certain Rights......................................    20

                                                                                    Page
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
               Section 7.12. Termination of Original Investors Shareholder
                             Agreement...........................................    20
               Section 7.13. Antidilution Adjustment.............................    20

                    FORM OF AMENDED AND RESTATED INVESTORS
                    --------------------------------------
                             SHAREHOLDER AGREEMENT
                             ---------------------

     THIS AMENDED AND RESTATED INVESTORS SHAREHOLDER AGREEMENT, dated as of August 4, 1997 (this "Agreement"), by and among SEVEN NETWORK LIMITED, a
                      ---------
corporation organized under the laws of the Commonwealth of Australia ("Seven");
                                                                        -----
TRACINDA CORPORATION, a corporation organized under the laws of the State of Nevada ("Tracinda"); METRO-GOLDWYN-MAYER INC., a corporation organized under the
         --------
laws of the state of Delaware and formerly known as P&F Acquisition Corp. ( the "Company"); METRO-GOLDWYN-MAYER STUDIOS INC., a corporation organized under the
 -------
laws of the State of Delaware and formerly known as Metro-Goldwyn-Mayer Inc. ("MGM Studios"); and FRANK G. MANCUSO ("Mr. Mancuso"), amends and supersedes
-------------                           -----------
that certain Investors Shareholder Agreement, dated as of October 16, 1996, by and among Seven, the Company, Tracinda, MGM Studios and Mr. Mancuso (the "Original Investors Shareholder Agreement").
-----------------------------------------

     A. The Company intends to commence with an Approved Initial Public Offering (as defined below) of the Common Stock (as defined below) of the Company and to enter into certain related transactions.

     B. The parties hereto have agreed to enter into this Agreement for the purpose of amending and restating in its entirety the provisions of the Original Investors Shareholder Agreement as provided herein.

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1.   Definitions.
                    -----------

     "Affiliate":  of any Person, means (i) any other Person controlling,
      ---------
controlled by or under common control with such Person, (ii) any director or executive officer of such Person or of any Affiliate of such Person and (iii) any family member of any director or executive officer of such Person or any director or executive officer of any Affiliate of such Person.

     "Agreement":  as defined in the preamble to this Agreement.
      ---------

     "Antidilution Adjustment":  as defined in Section 7.13.
      -----------------------

     "Approved Initial Public Offering":  shall mean an offering of Common Stock
      --------------------------------
of the Company to the public through a syndicate of underwriters co-managed by Merrill Lynch Pierce Fenner & Smith, Inc. and J. P. Morgan Securities, Inc. and others (with Merrill Lynch Pierce Fenner & Smith, Inc. acting as book running manager) pursuant to an effective registration statement under the Securities Act by the Company (other than in connection with any employee benefit plan maintained by the Company or any corporation controlled by it) provided that the following conditions are met:

               (i) the initial public offering price of such shares of Common Stock (before deduction of underwriters' discounts and commissions and the out-of-pocket expenses of the Company incurred in connection therewith) shall be not less than $833.34 per share of Common Stock;

               (ii) the aggregate initial offering price of all such shares so sold in such public offering (before deduction of underwriters' discounts and commissions and the out-of-pocket expenses of the Company incurred in connection therewith) shall be not less than $175 million nor more than $375 million;

               (iii) the underwriters shall not have been granted an over-allotment option to purchase more than 15% of the shares of Common Stock initially sold to the underwriters at a price equal to the initial public offering price and such over-allotment option shall only be exercisable within 30 days after the IPO Closing; and

               (iv) concurrently with the IPO Closing, the Company shall sell to Tracinda shares of Common Stock in a private placement transaction meeting the following conditions:

                      (A) the price per share of the Common Stock sold in such private placement transaction to Tracinda shall be equal to the initial public offering price of the Common Stock offered to the public (net of deduction of underwriters' discounts and commissions);

                      (B) the aggregate price for all the shares of Common Stock so sold in such private placement transaction to Tracinda shall be equal to $75 million; and

                      (C) the number of shares of the Common Stock sold in such private placement transaction to Tracinda shall be equal to $75 million divided by the initial public offering price of the Common Stock offered to the public (net of deduction of underwriters' discounts and commissions).

     "Commission":  the Securities and Exchange Commission or any other Federal
      ----------
agency at the time administering the Securities Act.

     "Common Stock":  the common stock of the Company.
      ------------

     "Company":  as defined in the preamble to this Agreement.
      -------

     "Employment Agreement":  the Amended and Restated Employment Agreement by
      --------------------
and among Mr. Mancuso, the Company and MGM Studios, dated as of August 4, 1997.

     "Exchange Act":  the Securities Exchange Act of 1934, as amended, and the
      ------------
rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "First Refusal Notice":  as defined in Section 4.1(a).
      --------------------

     "HSR Act":  the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as
      -------
amended.

     "IPO Closing":  shall mean the closing of an Approved Initial Public
      -----------
Offering at which the Company first receives the funds described in the definition of "Approved Initial Public Offering", whether or not the underwriters have at such time exercised any over-allotment option.

     "IPO Closing Date":  shall mean the date of the IPO Closing.
      ----------------

     "MGM Studios":  as defined in the preamble to this Agreement.
      -----------

     "Non-Transferring Party":  as defined in Section 4.1(a).
      ----------------------

     "Original Investors Shareholder Agreement":  as defined in the preamble to
      ----------------------------------------
this Agreement.

     "Orion":  Orion Pictures Corporation.
      -----

     "Person":  any natural person, corporation, partnership, limited liability
      ------
company, firm, association, trust, government, governmental agency, or other legal entity, whether acting in an individual, fiduciary or other capacity.

     "Preferred Stock":  shall mean the Series A Convertible Preferred Stock of
      ---------------
the Company.

     "Response Period":  as defined in Section 4.1(a).
      ---------------

     "Securities Act":  the Securities Act of 1933, as amended, and the rules
      --------------
and regulations of the Commission thereunder, as the same shall be in effect at the time.

     "Seven":  as defined in the preamble to this Agreement.
      -----

     "Shareholders Agreement":  the Amended and Restated Shareholders Agreement
      ----------------------
dated as of August 4, 1997 among MGM Studios, the Company, Tracinda, Seven, Mr. Mancuso and the other parties thereto.

     "Stock Split":  as defined in Section 7.13.
      -----------

     "Subsidiary":  of any Person shall mean any corporation or other legal
      ----------
entity of which such Person (either alone or through or together with any other direct or indirect Subsidiary) owns, directly or indirectly, 50% or more of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     "Tracinda":  as defined in the preamble to this Agreement.
      --------

     "Transfer":  as defined in Section 4.1(a).
      --------

     "Transferring Party":  as defined in Section 4.1(a).
      ------------------

                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES

     Section 2.1.   Representations and Warranties of the Company.  The Company
                    ---------------------------------------------
hereby represents and warrants to the other parties hereto as follows: (i) the Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company; (iii) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or general principles of equity; (iv) no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby; and (v) the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to the Company or any material agreement to which the Company is a party.

     Section 2.2.   Representations and Warranties of Seven.  Seven hereby
                    ---------------------------------------
represents and warrants to the other parties hereto as follows: (i) Seven has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery by Seven of this Agreement, and the consummation by Seven of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Seven; (iii) this Agreement has been duly executed and delivered by Seven and constitutes a valid and binding obligation of Seven enforceable against Seven in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or general principles of equity; (iv) no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, Seven in connection with the execution and delivery by Seven of this Agreement or the consummation by Seven of the transactions contemplated hereby; and (v) the execution and delivery by Seven of this Agreement and the consummation by Seven of the transactions contemplated hereby does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to Seven or any material agreement to which Seven is a party.

     Section 2.3.   Representations and Warranties of Tracinda.  Tracinda hereby
                    ------------------------------------------
represents and warrants to the other parties hereto as follows: (i) Tracinda has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery by Tracinda of this Agreement, and the consummation by Tracinda of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Tracinda; (iii) this Agreement has been duly executed and delivered by Tracinda and constitutes a valid and binding obligation of Tracinda enforceable against Tracinda in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or general principles of equity; (iv) no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, Tracinda in connection with the execution and delivery of this Agreement by Tracinda or the consummation by Tracinda of the transactions contemplated hereby; and (v) the execution and delivery of this Agreement by Tracinda and the consummation by Tracinda of the transactions contemplated hereby does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to Tracinda or any material agreement to which Tracinda is a party.

     Section 2.4.  Representations and Warranties of MGM Studios.  MGM Studios
                   ---------------------------------------------
hereby represents and warrants to the other parties hereto as follows: (i) MGM Studios has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery by MGM Studios of this Agreement, and the consummation by MGM Studios of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of MGM Studios; (iii) this Agreement has been duly executed and delivered by MGM Studios and constitutes a valid and binding obligation of MGM Studios enforceable against MGM Studios in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or general principles of equity; (iv) no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, MGM Studios in connection with the execution and delivery of this Agreement by MGM Studios or the consummation by MGM Studios of the transactions contemplated hereby; and (v) the execution and delivery of this Agreement by MGM Studios and the consummation by MGM Studios of the transactions contemplated hereby does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to MGM Studios or any material agreement to which MGM Studios is a party.

                                  ARTICLE III
                CORPORATE GOVERNANCE; CERTAIN CORPORATE ACTIONS

     Section 3.1.   Voting of Shares.
                    ----------------

          (a) Until the fifteenth anniversary of the IPO Closing Date, Seven shall (i) vote all of the shares of capital stock of the Company beneficially owned by Seven, and shall take all other necessary or desirable actions within its control (including, without limitation, by attendance at meetings in person or by proxy for the purpose of obtaining a quorum and execution of written consents in lieu of meetings), to effectuate the provisions of this Agreement and (ii) use its best efforts to cause the Persons designated by it to serve on the Company's, MGM Studios' and

Orion's boards of directors pursuant to this Article III to take all actions necessary to effectuate the terms of this Agreement.

          (b) Until the fifteenth anniversary of the IPO Closing Date, Tracinda shall (i) vote all of the shares of capital stock of the Company beneficially owned by Tracinda, and shall take all other necessary or desirable action within its control (including, without limitation, by attendance at meetings in person or by proxy for the purpose of obtaining a quorum and execution of written consents in lieu of meetings) to effectuate the provisions of this Agreement and
(ii) use its best efforts to cause the Persons designated by it to serve on the Company's, MGM Studios' and Orion's boards of directors pursuant to this Article III to take all actions necessary to effectuate the terms of this Agreement.

          (c) Until the fifteenth anniversary of the IPO Closing Date, each of the Company and MGM Studios shall take all necessary or desirable actions within its respective control (including, without limitation, by calling special board and stockholder meetings) to effectuate the provisions of this Agreement.

          (d) Until the fifteenth anniversary of the IPO Closing Date, Mr. Mancuso shall vote all of the shares of capital stock of the Company beneficially owned by him, and shall take all other necessary and desirable action within his control (including, without limitation, by attendance at meetings in person or by proxy for the purpose of obtaining a quorum and execution of written consents in lieu of meetings) to effectuate the provisions of this Agreement.

     Section 3.2.   Composition of the Board of Directors of the Company, MGM
                    ---------------------------------------------------------
Studios, Orion and the Committees of the Company.
------------------------------------------------

          (a) Until the fifteenth anniversary of the IPO Closing Date, Seven shall vote all of the shares of capital stock of the Company from time to time beneficially owned by Seven, and shall take all necessary or desirable action within its control, Tracinda shall vote all of the shares of capital stock of the Company from time to time beneficially owned by Tracinda, and shall take all necessary or desirable actions within its control, the Company shall vote all shares of capital stock of MGM Studios beneficially owned by it, and shall take all necessary or desirable action within its control, Mr. Mancuso shall vote all shares of capital stock of the Company from time to time owned by him and shall take all necessary or desirable action, and MGM Studios shall take all necessary or desirable action within its control, in each case, so that the composition of the boards of directors of each of the Company, MGM Studios, Orion and the committees of the Company shall be as follows:

               (i) The authorized board of directors of the Company shall consist of eleven members (subject to the provisions set forth in clause
     (D) below) and the members of such board of directors shall be determined as follows:

                    (A) four persons shall be nominated by Tracinda so long as Tracinda beneficially owns 400,000 or more shares of Common Stock or two persons shall be nominated by Tracinda so long as Tracinda beneficially owns less than 400,000, but at least 250,000, shares of Common Stock; provided, however, that Tracinda's right to nominate persons to the board of directors of the Company pursuant to this clause (A) shall expire on the date that Tracinda no longer beneficially owns at least 250,000 shares of Common Stock; provided, further, that if at any time Tracinda is entitled to nominate less than four directors pursuant to this clause (A), a majority of the remaining directors of the Company shall be entitled to nominate a number of directors (who need not qualify as "independent directors" as specified in clause (D) of this Section 3.2(a)(i)) equal to the amount of such reduction in directors that Tracinda may nominate; and provided, further, that so long as Tracinda owns at least 250,000 shares of Common Stock, for each selection by the board of directors of the Company pursuant to the immediately preceding proviso of a person who is affiliated with or an associate of Seven (as such terms are defined in the rules promulgated under the Exchange Act), a person who is affiliated with or associated with Tracinda shall be selected by the board of directors to serve as a director of the Company;

                    (B) two persons shall be nominated by Seven; provided, however, that Seven's right to nominate two persons to the board of directors of the Company shall expire on the date that Seven no longer beneficially owns at least 250,000 shares of Common Stock and thereafter such number of directors (who need not qualify as "independent directors" as specified in clause (D) of this Section 3.2(a)(i)) shall be nominated by a majority of the remaining directors of the Company;

                    (C) two persons shall be nominated by the Chairman and Chief Executive Officer of the Company (one of which persons shall be Mr. Mancuso so long as he serves as Chief Executive Officer of the Company); and

                    (D) three persons who are not affiliated or associated with either Tracinda or Seven and who otherwise meet the requirements of the New York Stock Exchange for serving as "independent directors" shall be nominated and selected by a majority of the members of the board of directors of the Company, which majority, so long as Tracinda beneficially owns at least 400,000 shares of Common Stock, must include Tracinda's nominees on the board of directors of the Company; provided, however, that notwithstanding anything to the contrary in this Agreement, each of Tracinda and Seven shall only be obligated to vote the shares of capital stock from time to time beneficially owned by them for nominees selected pursuant to this clause (D) if such nominee(s) are acceptable to Tracinda or Seven, as the case may be, and shall have the right to vote against such nominee(s) if such nominee(s) are not acceptable to Tracinda or Seven, as the case may be; provided further, however, that the number of "independent directors" on the board of directors shall be subject to reduction from three persons to two persons if a majority of the existing board of directors so determines.

               (ii) The compensation committee of the board of directors of the Company shall include members to be determined as follows:

                    (A) one person nominated to the board of directors of the Company by Tracinda, so long as Tracinda beneficially owns 250,000 or more shares of Common Stock; provided, however, that Tracinda's right to include in the compensation committee of the board of directors of the Company a person Tracinda has nominated to the board of directors of the Company pursuant to this clause (A) shall expire on the date that Tracinda no longer beneficially owns at least 250,000 shares of Common Stock; provided, further, that if at any time Tracinda does not have the right to include its nominee on the compensation committee of the board of directors of the Company pursuant to this clause (A), the member of the compensation committee of the board of directors of the Company shall be a director (who need not qualify as an "independent director" as specified in clause (C) of this Section 3.2(a)(ii)) nominated by a majority of the remaining directors of the Company;

                    (B) one person nominated to the board of directors of the Company by Seven; provided, however, that Seven's right to include in the compensation committee of the board of directors of the Company one person nominated by it to the board of directors of the Company shall expire on the date that Seven no longer beneficially owns at least 250,000 shares of Common Stock and thereafter such member of the compensation committee of the board of directors of the Company shall be a director (who need not qualify as an "independent director" as specified in clause (C) of this Section 3.2(a)(ii)) nominated by a majority of the remaining directors of the Company; and

                    (C) one person who is not affiliated or associated with either Tracinda or Seven and who otherwise meets the requirements of the New York Stock Exchange for serving as an "independent director" and who was nominated and selected as a director by a majority of the members of the board of directors of the Company, which majority, so long as Tracinda beneficially owns at least 400,000 shares of Common Stock, must include Tracinda's nominees to the board of directors of the Company.

               (iii) The executive committee of the board of directors of the Company shall consist of six members to be determined as follows:

                    (A) three persons nominated to the board of directors of the Company by Tracinda, so long as Tracinda beneficially owns 400,000 or more shares of Common Stock or two persons nominated to the board of directors of the Company by Tracinda, so long as Tracinda beneficially owns less than 400,000, but at least 250,000, shares of Common Stock; provided, however, that Tracinda's right to include in the executive committee of the board of directors of the Company persons Tracinda has nominated to the board of directors of the Company pursuant to this clause (A) shall expire on the date that Tracinda no longer beneficially owns at least 250,000 shares of Common Stock; provided, further, that if at any time Tracinda is entitled to include in the executive committee of the board of directors of the Company less than three persons

          Tracinda has nominated to the board of directors of the Company pursuant to this clause (A), a majority of the directors of the Company shall be entitled to select a number of members of the executive committee of the board of directors of the Company equal to the amount of such reduction in members of the executive committee of the board of directors of the Company that Tracinda may select;

                    (B) one person nominated to the board of directors of the Company by Seven; provided, however, that Seven's right to include in the executive committee of the board of directors of the Company a person nominated by it to the board of directors of the Company shall expire on the date that Seven no longer beneficially owns at least 250,000 shares of Common Stock and thereafter such number of members of the executive committee of the board of directors of the Company shall be selected by a majority of the directors of the Company; and

                    (C) two persons nominated to the board of directors of the Company by the Chairman and Chief Executive Officer of the Company (one of which persons shall be Mr. Mancuso so long as he serves as Chief Executive Officer of the Company).

               (iv) The authorized boards of directors of each of MGM Studios and Orion shall consist of six members (all of whom shall be directors of the Company) and the members of such boards of directors shall be determined as follows:

                    (A) three persons shall be selected by Tracinda so long as Tracinda beneficially owns 400,000 or more shares of Common Stock or two persons shall be selected by Tracinda so long as Tracinda beneficially owns less than 400,000, but at least 250,000, shares of Common Stock; provided, however, that Tracinda's right to select persons for the boards of directors of each of MGM Studios and Orion pursuant to this clause (A) shall expire on the date that Tracinda no longer beneficially owns at least 250,000 shares of Common Stock; provided, further, that if at any time Tracinda is entitled to select less than three directors pursuant to this clause (A), a majority of the directors of the Company shall be entitled to select a number of directors equal to the amount of such reduction in directors Tracinda may select;

                    (B) one person shall be selected by Seven; provided, however, that Seven's right to select one person for the boards of directors of each of MGM Studios and Orion shall expire on the date that Seven no longer beneficially owns at least 250,000 shares of Common Stock and thereafter such number of directors shall be selected by a majority of the directors of the Company; and

                    (C) two persons shall be selected by the Chairman and Chief Executive Officer of the Company (one of which persons shall be Mr. Mancuso so long as he serves as Chief Executive Officer of the Company).

          (b) Each of Seven and Tracinda, respectively, shall have the exclusive right (which, to the extent the same may be required by law, may only be exercised indirectly, through the parties hereto voting at meetings of the stockholders of the Company and/or through the calling of a special meeting of the stockholders of the Company) (i) to remove, with or without cause, any director designated by it in accordance with this Section 3.2 and (ii) to designate and elect any replacement for a director designated by it in accordance with this Section 3.2, upon the death, resignation, retirement, disqualification or removal from office of such director. The board of directors of the Company shall have the right to remove Mr. Mancuso as a director of the Company, with or without cause, upon the termination of his employment as Chief Executive Officer of MGM Studios subject to the terms of Mr. Mancuso's employment agreement which shall remain in effect following execution hereof. Except as specified in the immediately preceding sentence, the board of directors of the Company shall not have the right to remove Mr. Mancuso as a director of the Company. Except consistent with the terms of this Agreement, the board of directors of the Company shall not be authorized to fill a vacancy on the board of directors of the Company caused by the death, resignation, retirement, disqualification or removal of a director designated pursuant to this Section 3.2. To the extent, that at any time, the composition of the board of directors of the Company is not consistent with provisions of this Section 3.2, each of the parties hereto shall take all necessary or desirable action, including by calling a special meeting of the stockholders of the Company, to give effect to the provisions of this Section 3.2. In the event that Mr. Mancuso shall cease to act as Chief Executive Officer of the Company, promptly thereafter the parties hereto shall take all necessary or desirable actions, including a calling of a special meeting of the stockholders of the Company, to remove the other person then serving as a director of the Company, MGM Studios and Orion pursuant to Section 3.2(a)(i)(C) and Section 3.2(a)(iv)(C) and then serving as a member of the executive committee of the board of directors of the Company pursuant to Section 3.2(a)(iii)(C) unless such other person is acceptable to the new Chief Executive Officer of the Company.

          (c) If Mr. Mancuso shall cease to act as Chief Executive Officer of the Company, Mr. Mancuso hereby agrees to his resignation as a director of both the Company and MGM Studios and all other positions held by Mr. Mancuso at MGM Studios, the Company and their respective Subsidiaries, effective as of the time he ceases to act as chief executive officer of the Company. For so long as Mr. Mancuso shall serve as a member of the board of directors of the Company and MGM Studios, Mr. Mancuso shall act as the chairman of the board of directors of both the Company and MGM Studios. It shall be a condition precedent to the nomination by Mr. Mancuso pursuant to Section 3.2(a)(i)(C) and Section 3.2(a)(iv)(C) of a person to serve as a director of the Company, MGM Studios and Orion and the selection by Mr. Mancuso pursuant to Section 3.2(a)(iii)(C) of a person to serve on the executive committee of the board of directors of the Company that such person shall have agreed to his resignation as a director of the Company, MGM Studios and Orion and a member of the executive committee of the board of directors of the Company (but not any other positions with the Company or MGM Studios) at such time as Mr. Mancuso shall no longer serve as the Chief Executive Officer of the Company.

          (d) Each of the parties hereto shall take all such action, and execute all such documents, as is necessary or desirable to effect the provisions of this Section 3.2. Each of Tracinda and Seven agrees to use its best efforts to obtain the resignation from the boards of directors of the Company, MGM Studios and Orion of the requisite number of persons nominated by it in order to accomplish any reduction in the number of directors contemplated by clauses (A) and (B), respectively, of Section 3.2(a)(i) and
Section 3.2(a)(iv) and in the number of members of the compensation and executive committees of the board of directors contemplated by clauses (A) and
(B), respectively, of Section 3.2(a)(ii) and Section 3.2(a)(iii).

          (e) Until October 10, 2001, the obligations imposed by this Article III shall be binding upon any transferee of Seven or Tracinda except that the provisions of this Article III shall not be binding on:

               (i) any person (other than an Affiliate of Tracinda or Seven) who acquires shares of Common Stock from Tracinda or Seven pursuant to a public offering registered under the Securities Act or pursuant to Rule 144 or Regulation S promulgated thereunder; or

               (ii) any person (other than an Affiliate of Tracinda or Seven) who acquires not more than 100,000 shares of Common Stock from Tracinda or Seven, as the case may be, in one transaction or a series of related transactions.

     Section 3.3.   Approval of Certain Matters.  Until the earlier to
                    ---------------------------
occur of (i) the fifteenth anniversary of the IPO Closing Date and (ii) the date that Seven no longer beneficially owns at least 250,000 shares of Common Stock, neither the Company nor MGM Studios nor any of their Subsidiaries shall (A) sell or agree to sell or (B) license or agree to license for a period of more than three years in substantially all major territories of the world in one transaction or a series of related transactions all or 85% or more of the films then in the library of the Company, MGM Studios and their Subsidiaries unless such sale, license or agreement shall have been unanimously approved by the board of directors of the Company. Thereafter, any such sale, license or agreement shall only require the approval of a majority of a quorum of directors at a duly called meeting of the board of directors of the Company.

                                  ARTICLE IV
                                 FIRST REFUSAL

     Section 4.1.   First Refusal.
                    -------------

          (a) If prior to October 10, 2001, either Tracinda or Seven (as appropriate in this Article IV, the "Transferring Party"), desires to sell,
                                     ------------------
transfer, assign, pledge or otherwise dispose of (a "Transfer"), directly or
                                                     --------
indirectly, in whole or part, all or any portion of the shares of capital stock of the Company beneficially owned by it, the Transferring Party shall provide the other party (the "Non-Transferring Party") with a written notice (the "First
                      ----------------------                               -----
Refusal Notice") (which First Refusal Notice may be sent concurrently with the
--------------
Tag-Along Notice which may be required to be sent with respect to such transaction pursuant to Section 3.2 of the Shareholders Agreement) setting forth:

               (i) the number and class of shares of capital stock of the Company proposed to be Transferred;

               (ii) that the Transferring Party has received a bona fide written offer from a prospective purchaser of said shares of capital stock of the Company;

               (iii)  the name and address of the prospective purchaser;

               (iv) the material terms and conditions of such proposed transaction; and

               (v) that the Transferring Party is offering to Transfer such shares of capital stock of the Company to the Non-Transferring Party on the same terms and conditions as contained in the bona fide offer.

The Non-Transferring Party shall have 20 calendar days following the receipt of the First Refusal Notice to respond as to whether it desires to purchase the shares of capital stock of the Company specified in the First Refusal Notice. Such 20 calendar day period shall be referred to as the "Response Period."
                                                         ---------------
Within the Response Period, the Non-Transferring Party shall, by notice in writing to the Transferring Party, have the opportunity and right to purchase (on the terms and conditions specified in the First Refusal Notice) the shares of capital stock of the Company specified in the First Refusal Notice. If the Non-Transferring Party shall not respond within the Response Period, then such party shall be deemed to have waived its right to purchase the shares of capital stock of the Company specified in the First Refusal Notice. If the Non-Transferring Party fails to exercise or waives its right to purchase the shares of capital stock of the Company referred to in the First Refusal Notice, then the Transferring Party shall be free, for a six-month period, to enter into a definitive agreement to Transfer such shares of capital stock of the Company to such third party on terms equivalent to or better than the terms specified in the First Refusal Notice without restriction under this Agreement; it being understood, however, that if the Transferring Party does not enter into such definitive agreement within such six-month period, or such definitive agreement is subsequently terminated, the Transferring Party shall once again be subject to all the provisions of this Section 4.1.

          (b) Each acceptance made hereunder shall constitute a separate and binding contract obligating the Transferring Party to sell, and the Non-Transferring Party to purchase, the shares of capital stock of the Company accepted at the price and upon the terms and conditions as set forth in the First Refusal Notice. The parties agree to negotiate in good faith to consummate the transaction as soon as possible, but in no event later than the date 30 calendar days after the appropriate Response Period has elapsed (as such period may be extended up to a maximum period of two months (unless further extension is agreed to by the Transferring Party) by any applicable waiting period required under the HSR Act or any other applicable law). At the closing, the Transferring Party shall deliver the certificate or certificates representing the shares of capital stock of the Company to be sold, duly endorsed for transfer or accompanied by duly executed stock powers, against receipt from the Non-Transferring Party of the purchase price for such shares of capital stock of the Company, in cash by wire transfer of immediately available funds or certified check, at the option of the Transferring Party, all in accordance with the terms and conditions set forth in the First Refusal Notice. Notwithstanding any provision of this Agreement to the contrary, in the event of failure by the Non-Transferring Party to close said transaction within the required time periods, the Transferring Party shall be entitled, in addition to all other available remedies, to treat such failure as a waiver under Section 4.1(a) of this

Agreement by the Non-Transferring Party, entitling the Transferring Party to take the action specified in Section 4.1(a) of this Agreement pursuant to such waiver.

          (c) If the purchase price specified in the First Refusal Notice includes any property other than cash, the First Refusal Notice shall state how the non-cash property was valued, unless the Transferring Party and the proposed transferee expressly agree otherwise as stated in the First Refusal Notice and, the Non-Transferring Party may pay cash in an amount equal to the fair market value of any non-cash property determined in the following manner:

               (i) The fair market value of securities which are publicly traded shall be deemed to be the average of the daily closing prices (or, if no closing price is available, the average of the last bid and ask prices) of such securities for the five consecutive trading days immediately prior to the date of the First Refusal Notice; and

               (ii) The fair market value of any other property shall be determined by the good faith agreement of the parties or, if the parties are unable to agree, by an appropriate expert mutually selected by the parties.

          (d) The provisions of this Section 4.1 shall terminate, with respect to such capital stock of the Company, upon the transfer, in compliance with this
Section 4.1, by Tracinda or Seven of such capital stock to any Person other than Tracinda or Seven or their respective Affiliates.

          (e) Nothing contained in the provisions of this Section 4.1 shall affect the tag-along rights of any party pursuant to Section 3.2 of the Shareholders Agreement.

          (f) The provisions of this Section 4.1 shall not apply to any bona fide pledge to a bank or other institutional financial lender.

          (g) Notwithstanding anything contained herein to the contrary, the provisions of this Section 4.1 shall not apply to, in the case of each of Tracinda and Seven, (i) the transfer of, or the grant of options for the acquisition of, up to 7,500 shares of Common Stock (such number to be appropriately adjusted in the event that the Company should effect any stock dividend, stock split, reverse stock split, or any similar transaction after the date hereof) beneficially owned by it to officers, directors, employees, consultants and affiliates so long as such transferee shall agree in writing to be bound by all the terms of this Agreement applicable to its transferor as if the transferee originally had been a party to this Agreement and (ii) the transfer and assignment of all or any portion of the capital stock of the Company beneficially owned by it to any direct or indirect wholly owned subsidiary of such entity so long as (y) such transferee shall agree in writing to be bound by all the terms of this Agreement applicable to its transferor as if the transferee originally had been a party to this Agreement and (z) the transferor agrees to cause such direct or indirect wholly owned subsidiary to continue to be a direct or indirect wholly owned subsidiary of the transferor for so long as such direct or indirect wholly owned subsidiary beneficially owns any such capital stock of the Company.

     Section 4.2.   Legend.  The parties hereby acknowledge and agree that each
                    ------
of the certificates representing the Common Stock shall include the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933 OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE SHARES ARE SUBJECT TO CERTAIN LIMITATIONS ON SALE, TRANSFER OR OTHER DISPOSITION AND CERTAIN AGREEMENTS WITH RESPECT TO VOTING SET FORTH IN AN AMENDED AND RESTATED INVESTORS SHAREHOLDER AGREEMENT DATED AS OF AUGUST 4, 1997 BY AND AMONG SEVEN NETWORK LIMITED, TRACINDA CORPORATION, METRO-GOLDWYN-MAYER STUDIOS INC., METRO-GOLDWYN-MAYER INC. AND MR. FRANK G. MANCUSO (THE "AGREEMENT"). A COPY OF THE AGREEMENT IS ON FILE WITH THE SECRETARY OF METRO-GOLDWYN-MAYER INC.

                                   ARTICLE V
                               PREEMPTIVE RIGHTS

     Section 5.1.  Certain Pre-emptive Rights.  If at any time prior to the
                   --------------------------
fifteenth anniversary of the IPO Closing Date, the Company shall propose to issue to any Person any shares of its Common Stock or any securities exercisable for the purchase of or convertible into Common Stock (other than (i) the issuance of Common Stock or securities exercisable for the purchase of or convertible into Common Stock pursuant to a firm commitment underwritten public offering or pursuant to Rule 144A or Regulation S promulgated under the Securities Act, (ii) the issuance of Common Stock or securities exercisable for the purchase of or convertible into Common Stock pursuant to a registration statement directly or indirectly to the holders of the outstanding capital stock of a corporation or other business entity with a class of equity securities registered under the Exchange Act in connection with the Company's acquisition of such corporation or other business or substantially all of its assets (whether by merger, consolidation, purchase of stock or assets or otherwise),
(iii) the grant of stock options to officers, directors or employees of the Company or any of its Subsidiaries pursuant to stock option plans approved by the board of directors of the Company or the issuance of Common Stock upon the exercise of any such stock option, or (iv) the issuance of Common Stock to officers, directors or employees of the Company or any of its Subsidiaries to fulfill the Company's obligations pursuant to any savings plans or retirement plans approved by the board of directors of the Company), Seven, Tracinda and Mr. Mancuso shall have the right to elect at any time within 10 days after receipt of notice from the Company, as applicable:

          (a) if such issuance is of Common Stock, to subscribe for and purchase for cash a number of shares of Common Stock such that after giving effect to such issuance to such other Person and such purchase by any one or more of Seven, Tracinda and Mr. Mancuso, as the case may be, each party so electing shall continue to beneficially own the same percentage of outstanding Common Stock that such electing party beneficially owned prior to such issuance to such other Person and such purchase by any one or more of Seven, Tracinda and Mr. Mancuso, as the case may be; and

          (b) if such issuance is of securities exercisable for the purchase of or convertible into Common Stock, to subscribe for and purchase for cash a number of such securities equal to the product of the aggregate number of such securities to be issued (including pursuant to this Section 5.1) multiplied by the percentage of the then outstanding Common Stock that is beneficially owned by Seven, Tracinda or Mr. Mancuso, as the case may be.

The price to be paid in any such purchase by any one or more of Seven, Tracinda and Mr. Mancuso and the other terms of purchase shall be the same as applicable to the purchase of Common Stock or such other securities by such other Person, except that in all cases the price to be paid by Seven, Tracinda and Mr. Mancuso shall be paid in cash. In the event that such shares of Common Stock or such other securities are to be issued to such other Person for property or services, the price per share or other security to be paid by Seven, Tracinda and Mr. Mancuso shall be equal to the fair market value per share or other security of the property or services to be received by the Company from such other Person, as such fair market value is determined by the "independent directors" of the Company elected to the board of directors of the Company pursuant to the provisions of clause (D) Section 3.2(a)(i) of this Agreement. The rights of Seven and Tracinda set forth in this Section 5.1 shall terminate with respect to each such party at such time as such party beneficially owns less than 250,000 shares of Common Stock. The rights of Mr. Mancuso set forth in this Section 5.1 shall terminate at such time as Mr. Mancuso is no longer the Chief Executive Officer of the Company.

                                  ARTICLE VI
               BUSINESS; CERTIFICATE OF INCORPORATION AND BYLAWS

     Section 6.1.   Entertainment Business.  The parties hereto agree to use
                    ----------------------
their best efforts to ensure that neither the Company nor any of its Subsidiaries shall engage in any business activity except the entertainment business unless (i) all directors of the board of directors shall have approved such engagement in other business activities or (ii) a majority of the board of directors shall have approved such engagement in other business activities and such engagement in other business activities shall have been approved by the stockholders of the Company in accordance with the applicable provisions of the Delaware General Corporation Law; provided, however, that the obligations of the parties hereto provided for in this sentence shall terminate on the fifteenth anniversary of the IPO Closing Date. As used in this Section 6.1 the "entertainment business" shall include the acquisition, development, production, marketing, distribution, exhibition, publication or use of intellectual property for purposes of providing entertainment, education or information and all services and activities reasonably related thereto, including the services and activities currently provided or conducted by the Company and its Subsidiaries. The parties hereto may amend or terminate this Section 6.1 by mutual agreement except that no such amendment or termination shall require (i) the approval of Seven at any time when it beneficially owns less than 250,000 shares of Common Stock, (ii) the approval of Tracinda at any time when it beneficially owns less than 250,000 shares of Common Stock or (iii) the approval of Mr. Mancuso after such time as he shall no longer serve as the Chief Executive Officer of the Company.

     Section 6.2.   Certificate of Incorporation and By-laws.  Each of the
                    ----------------------------------------
parties hereto will take all necessary actions, including, if necessary, by amending the Certificate of Incorporation and By-laws of the Company and/or MGM Studios, to assure that the Certificate of Incorporation and By-laws of each of the Company and MGM Studios do not contain any provision which is inconsistent with the terms of this Agreement.

     Section 6.3.   Conversion of Preferred Stock.  Each of Seven, Tracinda and
                    -----------------------------
Mr. Mancuso agrees to convert, on the IPO Closing Date, all shares of Preferred Stock beneficially owned (as determined in accordance with the rules promulgated under Section 13 of the Exchange Act) by such holder on the date hereof, which conversions shall be effected in accordance with the terms of the certificate of designations establishing such Preferred Stock. Each of the parties hereto shall use its best efforts to cause each person who beneficially owns Preferred Stock but who is not a party hereto to convert the same to Common Stock on the IPO Closing Date.

                                  ARTICLE VII
                              GENERAL PROVISIONS

     Section 7.1.   Notices.  Any notice required to be given hereunder shall be
                    -------
sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

     If to the Company or MGM Studios, to:

          Metro-Goldwyn-Mayer Inc.
          2500 Broadway, Fifth Floor
          Santa Monica, CA  90404-3061
          Attention:  David Johnson
          Telephone:  (310) 449-3993
          Telecopy:  (310) 449-3011

     with a copy to:

          Gibson, Dunn & Crutcher LLP
          333 S. Grand Avenue
          Los Angeles, CA  90071
          Attention:  Bruce D. Meyer
          Telephone:  (213) 229-7979
          Telecopy:  (213) 229-7520

     If to Tracinda, to:

          Tracinda Corporation
          4835 Koval Lane
          Las Vegas, NV  89109
          Attention:  Secretary / Treasurer
          Telecopy:  (702) 737-1177
     with a copy to:

          Fried, Frank, Harris, Shriver & Jacobson
          One New York Plaza
          New York, NY  10004
          Attention:  Stephen Fraidin, P.C.
          Telephone:  (212) 859-8140
          Telecopy:  (212) 859-4000

     If to Seven, to:

          Seven Network Limited
          c/o Culmen Group, L.P.
          201 Main Street
          Suite 1955
          Fort Worth, TX  76102
          Attention:  Michael R. Gleason
          Telephone:  (817) 335-6999
          Telecopy:  (817) 870-1384
          and:

          ATN7
          Mobbs Lane
          Epping NSW 2121, Australia
          Attention:  Gary Rice, Managing Director
          Telephone:  (602) 877-7000
          Telecopy:  (612) 996-77191

     with a copy to:

          Kelly, Hart & Hallman
          201 Main Street
          Fort Worth, TX  76102
          Attention:  F. Richard Bernasek
          Telephone:  (817) 332-2500
          Telecopy:  (817) 878-9280

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

     Section 7.2.   Assignment; Binding Effect; Benefit; Successors.
                    -----------------------------------------------

          (a) Except as otherwise expressly provided in this Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise); provided, however, that each of

Tracinda and Seven may assign its rights under this Agreement to any of their respective direct or indirect wholly owned Subsidiaries so long as (i) such assignee agrees to be bound by the terms of this Agreement to the same extent as the applicable assignor pursuant to a written agreement with the Company and MGM Studios that is reasonably acceptable to each of them, (ii) the applicable assignor continues to be bound by, and is not released from, any of its obligations under this Agreement and (iii) the applicable assignor will cause the applicable direct or indirect wholly owned subsidiary to continue to be a direct or indirect wholly owned subsidiary of the applicable assignor for so long as such assignee shall have any rights under this Agreement. For the purpose of this Agreement, all capital stock of the Company owned by any direct or indirect wholly owned Subsidiary of Tracinda or Seven, as applicable, shall be deemed owned by Tracinda or Seven, as applicable. Subject to the first sentence of this Section 7.2(a), this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Except as expressly provided in this Agreement, notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          (b) In the event that the Company or MGM Studios shall enter into a merger, consolidation or other similar type transaction, all of the terms of this Agreement relating to the Company and MGM Studios, as applicable, shall apply to the surviving corporation.

     Section 7.3.   Entire Agreement.  Upon the effectiveness hereof, this
                    ----------------
Agreement, the Shareholders Agreement, the Employment Agreement and any certificate delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings (oral and written) among the parties with respect thereto.

     Section 7.4.   Amendment.  This Agreement may not be amended or modified
                    ---------
except by an instrument in writing signed by or on behalf of each of the parties hereto, except as otherwise provided in Section 6.1 hereof.

     Section 7.5.   Governing Law.  This Agreement shall be governed by, and
                    -------------
construed in accordance with, the internal laws of the State of Delaware (without regard to conflict of laws principles which would require the application of the laws of any other State). Each of the parties hereto agrees that any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of Delaware or the United States District Court located in the State of Delaware and, by execution and delivery of this Agreement, each party hereto hereby irrevocably submits itself in respect of its property, generally and unconditionally to the non-exclusive jurisdiction of the aforesaid courts in any legal action or proceeding arising out of this Agreement. Each of the parties hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in the preceding sentence. Each party hereto hereby consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth in Section
7.1 hereof and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof.

Nothing in this Section 7.5 shall affect or eliminate any right to serve process in any other matter permitted by law.

     Section 7.6.   Counterparts; Effective Date.  This Agreement may be
                    ----------------------------
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto. This Agreement shall become effective at the time of the IPO Closing.

     Section 7.7.   Headings.  Headings of the Articles and Sections of this
                    --------
Agreement are for the convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

     Section 7.8.   Interpretation.  In this Agreement, unless the context
                    --------------
otherwise requires, words describing the singular number shall include the plural and vice versa, "including" shall mean including, without limitation, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

     Section 7.9.   Severability.  Any term or provision of this Agreement which
                    ------------
is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or otherwise affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     Section 7.10.  Enforcement of Agreement.  The parties hereto agree that
                    ------------------------
irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any Delaware court, this being in addition to any other remedy to which they may be entitled at law or in equity.

     Section 7.11.  Certain Rights.  If either Seven or Tracinda shall violate
                    --------------
or breach the terms of this Agreement or the Shareholders Agreement (the "breaching party") then, notwithstanding anything to the contrary in this Agreement or the Shareholders Agreement, upon written notice provided to the breaching party and, upon the running of a 30-day cure period after the delivery of such written notice during which the breaching party fails to cure such violation or breach, the rights (but not the obligations) of the breaching party under the terms of this Agreement and the Shareholders Agreement shall terminate (but such termination shall not affect the rights of any other party under this Agreement or the Shareholders Agreement). This Section 7.11 is not intended for the benefit of, or to give rights to, any party other than Tracinda or Seven.

     Section 7.12.  Termination of Original Investors Shareholder Agreement.
                    -------------------------------------------------------
Seven, Tracinda, the Company, MGM Studios and Mr. Mancuso hereby mutually agree that, effective as of the IPO Closing Date, the Original Investors Shareholder Agreement and that certain Letter Agreement dated as of August 4, 1997 among the parties hereto shall terminate and be of no further force or effect, and none of them shall have any further rights, duties or obligations thereunder from and after the effective date of such termination. Until such time as the IPO Closing Date shall occur, the Original Investors Shareholder Agreement shall remain in full force and effect and shall be unaffected hereby.

     Section 7.13.  Antidilution Adjustment.  Prior to or concurrent with the
                    -----------------------
consummation of the IPO Closing, the Company will effect, in one or more transactions, a net stock split of the Common Stock (the "Stock Split"). As a
                                                          -----------
result of the Stock Split, the following changes will be made in this Agreement, before it becomes effective (the "Antidilution Adjustment"):
                                  -----------------------

     (a)  The number of shares of Common Stock in Sections 3.2(a)(i)(A), 3.2
          (a)(i)(B), 3.2(a)(i)(D), 3.2(e)(ii), 3.3, 5.1, and 6.1 hereof, prior to the Antidilution Adjustment, will be multiplied by the Stock Split; and

     (b) The $833.34 amount in the definition of Approved Initial Public Offering, prior to the Antidilution Adjustment, will be divided by the Stock Split.

Except as otherwise provided herein, all dollar amounts changed as a result of the Antidilution Adjustment will be rounded to the nearest penny.

     IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above.

                                       SEVEN NETWORK LIMITED



                                       By:______________________________________
                                          Name:
                                          Title:

                                       TRACINDA CORPORATION



                                       By:______________________________________
                                          Name:
                                          Title:

                                       METRO-GOLDWYN-MAYER STUDIOS INC.



                                       By:______________________________________
                                          Name:
                                          Title:

                                       METRO-GOLDWYN-MAYER INC.



                                       By:______________________________________
                                          Name:
                                          Title:



                                       _________________________________________
                                       MR. FRANK G. MANCUSO

The undersigned, an indirect wholly
owned subsidiary of Seven Network
Limited, hereby agrees to be bound
by the terms of this Agreement to
the same extent as Seven Network
Limited.

MILTONSTAR PTY LIMITED

By:_______________________________
   Name:
   Title: